UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2012

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (952) 936-1300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 17, 2012, UnitedHealth Group Incorporated (the “Company”) agreed to sell (i) $625,000,000 aggregate principal amount of its 0.850% Notes due October 15, 2015 (the “2015 Notes”), (ii) $625,000,000 aggregate principal amount of its 1.400% Notes due October 15, 2017 (the “2017 Notes”), (iii) $625,000,000 aggregate principal amount of its 2.750% Notes due February 15, 2023 (the “2023 Notes”), and (iv) $625,000,000 aggregate principal amount of its 3.950% Notes due October 15, 2042 (the “2042 Notes” and together with the 2015 Notes, the 2017 Notes and the 2023 Notes, collectively, the “Notes”), pursuant to the Underwriting Agreement, dated October 17, 2012 (the “Underwriting Agreement”), and the Pricing Agreement, dated October 17, 2012 (the “Pricing Agreement”), both among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Morgan Stanley & Co. LLC, UBS Securities LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule I of the Pricing Agreement.

The Notes were issued pursuant to that certain Indenture, dated as of February 4, 2008, between the Company and U.S. Bank National Association, as trustee (the “Indenture”), and Officers’ Certificates and Company Orders, dated October 22, 2012, relating to each of the 2015 Notes, the 2017 Notes, the 2023 Notes and the 2042 Notes, in each case, pursuant to Sections 201, 301 and 303 of the Indenture.

The Notes were issued on October 22, 2012, and have been registered under the Securities Act of 1933, as amended, pursuant to an automatic shelf registration statement on Form S-3, File No. 333-172235 (the “Registration Statement”). The Company is filing this Current Report on Form 8-K to file with the Securities and Exchange Commission certain items related to the issuance of the Notes that are to be incorporated by reference into the Registration Statement.

The Underwriting Agreement is attached hereto as Exhibit 1.1. The Pricing Agreement is attached hereto as Exhibit 1.2. The Officers’ Certificates and Company Orders relating to the Notes, each including the respective form of Note, are attached hereto as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, and Exhibit 4.4.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
1.1	Underwriting Agreement, dated October 17, 2012, among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Morgan Stanley & Co. LLC, UBS Securities LLC, and Wells Fargo Securities, LLC, as Representatives of the several Underwriters

1.2	Pricing Agreement, dated October 17, 2012, among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Morgan Stanley & Co. LLC, UBS Securities LLC, and Wells Fargo Securities, LLC, as Representatives of the several Underwriters

4.1	Officers’ Certificate and Company Order, dated October 22, 2012, for the 0.850% Notes due October 15, 2015, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 0.850% Notes due October 15, 2015)

4.2	Officers’ Certificate and Company Order, dated October 22, 2012, for the 1.400% Notes due October 15, 2017, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 1.400% Notes due October 15, 2017)

4.3	Officers’ Certificate and Company Order, dated October 22, 2012, for the 2.750% Notes due February 15, 2023, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 2.750% Notes due February 15, 2023)

4.4	Officers’ Certificate and Company Order, dated October 22, 2012, for the 3.950% Notes due October 15, 2042, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 3.950% Notes due October 15, 2042)

5.1	Opinion of Kuai H. Leong, Senior Deputy General Counsel of UnitedHealth Group Incorporated

5.2	Opinion of Hogan Lovells US LLP

23.1	Consent of Kuai H. Leong, Senior Deputy General Counsel of UnitedHealth Group Incorporated (included as part of Exhibit 5.1)

23.2	Consent of Hogan Lovells US LLP (included as part of Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDHEALTH GROUP INCORPORATED

Date: October 22, 2012	By:	/s/ Richard J. Mattera
	Name:	Richard J. Mattera
	Its:	Assistant Secretary

EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement, dated October 17, 2012, among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Morgan Stanley & Co. LLC, UBS Securities LLC, and Wells Fargo Securities, LLC, as Representatives of the several Underwriters

1.2	Pricing Agreement, dated October 17, 2012, among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Morgan Stanley & Co. LLC, UBS Securities LLC, and Wells Fargo Securities, LLC, as Representatives of the several Underwriters

4.1	Officers’ Certificate and Company Order, dated October 22, 2012, for the 0.850% Notes due October 15, 2015, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 0.850% Notes due October 15, 2015)

4.2	Officers’ Certificate and Company Order, dated October 22, 2012, for the 1.400% Notes due October 15, 2017, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 1.400% Notes due October 15, 2017)

4.3	Officers’ Certificate and Company Order, dated October 22, 2012, for the 2.750% Notes due February 15, 2023, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 2.750% Notes due February 15, 2023)

4.4	Officers’ Certificate and Company Order, dated October 22, 2012, for the 3.950% Notes due October 15, 2042, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 3.950% Notes due October 15, 2042)

5.1	Opinion of Kuai H. Leong, Senior Deputy General Counsel of UnitedHealth Group Incorporated

5.2	Opinion of Hogan Lovells US LLP

23.1	Consent of Kuai H. Leong, Senior Deputy General Counsel of UnitedHealth Group Incorporated (included as part of Exhibit 5.1)

23.2	Consent of Hogan Lovells US LLP (included as part of Exhibit 5.2)